SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30th, 2015

CYTTA CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	Commission File Number 333-139699	98-0505761 (I.R.S. Employer Identification Number)

6490 West Desert Inn Road, Suite 101

Las Vegas Nevada 89146

(Address of Principal Executive Offices and Zip Code)

(702) 307-1680

(Issuer's telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On March 30th, 2015 Gary Campbell as CEO of Cytta entered into a settlement agreement with EraStar Inc. and its principals whereby they agreed inter alia that,

a)

The EraStar principals are not Officers and Directors of Cytta Corp. (“Cytta”) and agree to cease holding themselves out as same and further agree that they immediately relinquish all right, title and interest in and to the Cytta corporate entity and its assets and consent to an Order of the Court declaring same hereunder.

b)

That all parties agree and consent to the mutual rescission and cancellation of the Merger Agreement as of November 3rd, 2014 and consent to an Order of the Court declaring same hereunder.

c)

The Parties agree to the cancellation of all the Cytta Merger shares issued, and Cytta shares issued for services and cancelled pursuant to the Cytta Directors resolution dated November 3rd, 2014 at a Directors meeting of Gary Campbell, Erik Stephansen, and John Dinovo (herein the “Cancelled Shares”), all as further set forth in Exhibit "A" attached hereto and incorporated herein by this reference, and consent to an Order of the Court as required by the Transfer Agent regarding the cancellation hereunder.

d)

EraStar and Cytta hereby agree to the mutual cancellation of the Cytta EraStar Investor Relations contract dated January 7th, 2014 and agree that neither party shall have any further obligation to the other thereunder and that there shall be no liability to the Parties thereunder and EraStar shall agree to the cancellation the Cytta shares paid to EraStar and consent to such cancellation and an Order of the Court as required by the Transfer Agent for cancellation hereunder.

Unfortunately Mr. Jens Dalsgaard passed away before he was personally able to implement the many good faith portions of the Agreement.  Cytta is pleased to note that Mr. Steffan Dalsgaard, is providing that ongoing cooperation and assistance in his Father’s place.

The above agreement was news released by the Company on March 30th, 2015 see Exhibit 99.1 attached.  On May 27th, 2015, Cytta announced the full resumption of its Doctor Direct program utilizing the new CPT remote monitoring codes. See Exhibit 99.2 attached

Item 9.01

Financial Statements and Exhibits

Exhibit Index:

Exhibit Number

Description

Ex-99.1

Cytta News Release Dated March 30th, 2015 Re Settlement Agreement

Ex-99.2

Cytta News Release Dated May 27th, 2015 Re Resumption of Doctor Direct program with new CPT Codes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTTA Corp. (Registrant)

Date May 27th, 2015

By: /s/ Gary Campbell

    Gary Campbell CEO, Director

3